            877 N. 8th W.,  Riverton, Wyoming  82501            307-856-9271        FAX 307-857-3050

For Immediate Release:

U.S. ENERGY CORP. CONFERENCE CALL TO DISCUSS FIRST QUARTER 2008 OPERATIONAL RESULTS

RIVERTON, Wyoming (May 12th, 2008) – U.S. Energy Corp. (“USE”; NASDAQ Capital Market: USEG) today announced it has released its financial results for the first quarter ended March 31st, 2008.  The company has also scheduled a conference call to update shareholders and analysts on the company’s first quarter operational progress and outlook for 2008.

First Quarter Operations Update Conference Call

When:  Thursday, May 15th at 12:00 PM ET (10:00 AM Mountain)

Dial-In Number: (866) 257-9956 (within US and Canada), (706) 645-9218 (International)

Replay Number:  (800) 642-1687 (within US and Canada), (706) 645-9291 (International).  ID Number #47059042.  The replay will be available starting at approximately 5:00 PM ET on May 15th and will be available for thirty days through 11:59 PM ET on Sunday, June 15th.

About U.S. Energy Corp.
U.S. Energy Corp. is a diversified natural resource company with significant molybdenum, gold and uranium projects. For more information on U.S. Energy Corp., visit its website at http://www.usnrg.com.

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Press Release
May 12, 2008

ABOUT U.S. ENERGY CORP.

Disclosure Regarding Mineral Resources
Under SEC and Canadian Regulations;
and Forward-Looking Statements

The Company owns or may come to own stock in companies which are traded on foreign exchanges, and may have agreements with some of these companies to acquire and/or develop the Company’s mineral properties.  Examples of these other companies are Sutter Gold Mining Inc. and Kobex Resources Ltd.  These other companies are subject to the reporting requirements of other jurisdictions.

United States residents are cautioned that some of the information available about our mineral properties, which is reported by the other companies in foreign jurisdictions, may be materially different from what the Company is permitted to disclose in the United States.

This news release includes statements which may constitute “forward-looking” statements, usually containing the words “believe,” “estimate,” “project,” “expect," or similar expressions.  These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, future trends in mineral prices, the availability of capital, competitive factors, and other risks.  By making these forward-looking statements, the Company undertakes no obligation to update these statements for revision or changes after the date of this release.

For further information on the differences between the reporting limitations of the United States, compared to reports filed in foreign jurisdictions, and also concerning forward-looking statements, please see the Company’s Form 10-K (“Disclosure Regarding Forward-Looking Statements”; “Disclosure Regarding Mineral Resources under SEC and Canadian Regulation”; and “Risk Factors”); and similar disclosures in the Company’s Forms 10-Q.

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For further information, please contact:
Keith G. Larsen, CEO or Mark J. Larsen, President
U.S. Energy Corp. (307) 856-9271